EXHIBIT 24.01

                                POWER OF ATTORNEY





       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.



                                                     /s/Kenneth J. Bialkin

                                                    ----------------------------
                                                      Kenneth J. Bialkin

                                POWER OF ATTORNEY




       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.



                                                     /s/Edward H. Budd

                                                    ----------------------------
                                                      Edward H. Budd

                                POWER OF ATTORNEY




       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.



                                                  /s/Joseph  A. Califano, Jr.

                                                 ----------------------------
                                                   Joseph A. Califano, Jr.

                                POWER OF ATTORNEY




       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


       IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.



                                                     /s/Douglas D. Danforth

                                                    ----------------------------
                                                      Douglas D. Danforth

                                POWER OF ATTORNEY




       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


       IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.



                                                     /s/Robert F. Daniell

                                                    ----------------------------
                                                      Robert F. Daniell

                                POWER OF ATTORNEY




       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


       IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.



                                                     /s/Leslie B. Disharoon

                                                    ----------------------------
                                                      Leslie B. Disharoon

                                POWER OF ATTORNEY




       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.



                                                     /s/Gerald R. Ford

                                                    ----------------------------
                                                      Gerald R. Ford

                                POWER OF ATTORNEY




       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.



                                                     /s/Ann Dibble Jordan

                                                    ----------------------------
                                                      Ann Dibble Jordan

                                POWER OF ATTORNEY




       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.



                                                     /s/Robert I. Lipp

                                                    ----------------------------
                                                      Robert I. Lipp

                                POWER OF ATTORNEY




       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.


                                                     /s/Dudley C. Mecum

                                                    ----------------------------
                                                      Dudley C. Mecum

                                POWER OF ATTORNEY




       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.



                                                     /s/Andrall E. Pearson

                                                    ----------------------------
                                                      Andrall E. Pearson

                                POWER OF ATTORNEY




       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.



                                                     /s/Frank J. Tasco

                                                    ----------------------------
                                                      Frank J. Tasco

                                POWER OF ATTORNEY




       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.



                                                     /s/Joseph R. Wright, Jr.

                                                    ----------------------------
                                                      Joseph R. Wright, Jr.

                                POWER OF ATTORNEY




       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of Travelers Group Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of Travelers Group Inc. for the fiscal year ended December 31, 1995, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, I have subscribed these presents as of January 24, 1996.



                                                     /s/Arthur Zankel

                                                    ----------------------------
                                                      Arthur Zankel